SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report	April 26, 2004
(Date of earliest event reported)	(April 26, 2004)

     HEARTLAND FINANCIAL, USA, INC.
      (Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-24724	42-1405748
(Commission File Number)	(I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)

(563) 589-2100
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    None.

(b)  PRO FORMA FINANCIAL INFORMATION.

    None.

(c)  EXHIBITS

      99.1   Press release dated April 26, 2004.

Item 12. Other Information

On April 26, 2004,  Heartland Financial USA, Inc. issued a press release announcing its earnings for the quarter ended March 31, 2004. The press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND FINANCIAL USA, INC.

Date: April 26, 2004	By:	/s/ John K. Schmidt

Executive Vice President, CFO and COO